 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2017

CYALUME TECHNOLOGIES HOLDINGS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-52247	20-3200738
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

910 SE 17th Street, Suite 300
Fort Lauderdale, Florida		33316
(Address of Principal Executive Offices)		(Zip Code)

(954) 315-4939

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02. Termination of a Material Definitive Agreement.

The information provided in Item 2.01 of this Report is incorporated herein by reference.

On September 8, 2017, in connection with the completion of the Merger described in Item 2.01 of this Report, the following agreements to which Cyalume Technologies Holdings, Inc. (the “Company”) was a party prior to the consummation of the Merger were terminated:

(1)	The Company repaid in full all outstanding indebtedness of the Company and its subsidiaries for borrowed money or in respect of loans or advances under the credit agreement, dated May 18, 2015 (as amended, the “Credit Agreement”), by and among the Company, certain of its subsidiaries, Monroe Capital Management Advisors, LLC as administrative agent and lead arranger and the various lenders party thereto. In connection therewith, the Credit Agreement and all related documents were terminated and all liens and other security interests granted thereunder were terminated.

(2)	All outstanding warrants and options issued by the Company prior to the effective time of the Merger (the “Effective Time”) were terminated or canceled in exchange for the right to receive the consideration to which such security was entitled, if any, pursuant to the terms of the Merger Agreement (as such term is defined in Item 2.01 of this Report).

Item 2.01. Completion of Acquisition or Disposition of Assets.

On September 8, 2017, the transactions contemplated by that certain Agreement and Plan of Merger, dated as of August 8, 2017 (the “Merger Agreement”), by and among the Company, CPS Performance Materials Corp. (“Parent”) and CPS Performance Materials Merger Sub Corp. (“Merger Sub”), including the merger of Merger Sub with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”), were consummated.

On that date, at the Effective Time:

(1)	each share of the Company’s common stock (“Common Stock”) issued and outstanding at the Effective Time (except those shares (i) held by any of the Company’s stockholders who are entitled to and who properly demand appraisal rights and comply with the requirements of Section 262 of the General Corporation Law of the State of Delaware (the “DGCL”) and (ii) owned by the Company as treasury stock or by any subsidiary of the Company) were canceled and converted automatically into the right to receive $0.213837, without interest and less any required withholding taxes (the “Common Per Share Merger Consideration”);

(2)	Each share of the Company’s preferred stock (the “Preferred Stock”) issued and outstanding at the Effective Time (except those shares (i) held by any of the Company’s stockholders who are entitled to and who properly demand appraisal rights and comply with the requirements of Section 262 of the DGCL and (ii) owned by the Company as treasury stock or by any subsidiary of the Company) were canceled and converted automatically into the right to receive an amount in cash as follows: in the case of the Series A Convertible Preferred Stock, $77.86; in the case of the Series B Convertible Preferred Stock, $7,636.80; in the case of the Series C Preferred Stock, $3,000.00; and in the case of the Series D Preferred Stock, $160,978.35.

(3)	Each option or warrant to purchase Common Stock issued and outstanding at the Effective Time with an exercise price per share that was less than the Common Per Share Merger Consideration was terminated in exchange for the right to receive, without interest and less any required withholding taxes, and the holder thereof became entitled to receive, a cash amount equal to the product of (i) the number of shares of Common Stock subject to such options or warrants multiplied by (ii) the amount by which the Common Per Share Merger Consideration exceeds the per share exercise price of such options or warrants. Each option or warrant to purchase Common Stock with an exercise price that was equal to or greater than the Common Per Share Merger Consideration was canceled and no consideration will be delivered in exchange therefor.

The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Report and is incorporated by reference herein.

Item 3.03. Material Modification to Rights of Security Holders.

The information provided in Item 2.01 of this Report is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

The information provided in Item 2.01 of this Report is incorporated herein by reference. The aggregate consideration paid by Parent in the Merger for all of the outstanding equity interests of the Company was $45.0 million, minus certain items enumerated in the Merger Agreement, including the sum of (i) all Indebtedness (as defined in the Merger Agreement) of the Company at the Effective Time and (ii) the Company’s Transaction Expenses (as defined in the Merger Agreement) that were unpaid at the Effective Time. The source of funds for the cash consideration paid under the Merger Agreement was readily available funds. Upon the Effective Time, the Merger constituted a change of control of the Company, resulting in the Company becoming a wholly owned subsidiary of Parent.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

As of the Effective Time, all of the members of the Company’s board of directors resigned from the board.

Item 9.01.  Financial Statements and Exhibits

 (d) Exhibits. The following exhibits are filed herewith:

Exhibit #	Description
2.1	Agreement and Plan of Merger, dated August 8, 2017, by and among Cyalume Technologies Holdings, Inc., CPS Performance Materials Merger Sub Corp. and CPS Performance Materials Corp.[1] (filed as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on August 8, 2017 and incorporated herein by reference).

1 The schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of such schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

CYALUME TECHNOLOGIES HOLDINGS, INC.

By	/s/ Zivi Nedivi
Name:	Zivi Nedivi
Title:	Chief Executive Officer

Date: September 8, 2017

EXHIBIT INDEX

Exhibit #	Description
2.1	Agreement and Plan of Merger, dated August 8, 2017, by and among Cyalume Technologies Holdings, Inc., CPS Performance Materials Merger Sub Corp. and CPS Performance Materials Corp.[1] (filed as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on August 8, 2017 and incorporated herein by reference).

1 The schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of such schedules to the SEC upon request.